SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014 (February 9, 2014)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-53945	26-2875286
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of principal executive offices)

(630) 218-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 9, 2014, Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”), and KRG Magellan, LLC, a Maryland limited liability company and a direct wholly owned subsidiary of Kite (“Merger Sub”). The Merger Agreement provides for the merger of the Company with and into Merger Sub (the “Merger”) with Merger Sub surviving as a direct wholly owned subsidiary of Kite (the “Surviving Entity”). The board of directors of the Company (the “Board”), acting upon the unanimous recommendation of a special committee of the Board, has approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Merger Effective Time”), each outstanding share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) (other than shares owned by Kite, any subsidiary of Kite, or any wholly owned subsidiary of the Company) will be converted into the right to receive shares of beneficial interest of Kite, par value $0.01 per share (“Kite Common Shares”) based on:

•	an exchange ratio of 1.707 Kite Common Shares for each share of Company Common Stock, so long as the reference price for Kite Common Shares (defined below) is equal to or less than $6.36;

•	a floating exchange ratio, if the reference price for Kite Common Shares is more than $6.36 or less than $6.58 (with such ratio being determined by dividing $10.85 by the reference price for Kite Common Shares); and

•	an exchange ratio of 1.650 Kite Common Shares for each share of Company Common Stock, if the reference price for Kite Common Shares is $6.58 or greater.

The “reference price” for Kite Common Shares is the volume-weighted average trading price of Kite Common Shares for the ten consecutive trading days ending on the third trading day preceding the Company’s stockholder meeting to approve the Merger. No fractional Kite Common Shares will be issued in the Merger. The value of any fractional interests in Kite Common Shares to which a holder would otherwise be entitled will be paid in cash.

Pursuant to the Merger Agreement, at the Merger Effective Time, the board of trustees of Kite will consist of nine (9) members, six (6) of whom will be current trustees of Kite and three (3) of whom will be designated by the Company. The board members designated by the Company must, among other things, meet the definition of “independent director” set forth in the rules and regulations of the New York Stock Exchange and applicable regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and meet the independence standards set forth in Kite’s corporate governance guidelines.

The Company and Kite have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including with respect to the conduct of business prior to the closing and covenants prohibiting the Company, Kite and each of their respective subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

The completion of the Merger is subject to customary conditions, including, among others: (i) approval by Kite’s and the Company’s respective common shareholders, including the approval of Kite’s shareholders of an amendment to Kite’s declaration of trust to increase the number of Kite Common Shares that Kite is authorized to issue; (ii) the absence of a material adverse effect on either Kite or the Company; (iii) the receipt of tax opinions relating to the REIT status of each company and the tax-free nature of the transaction; (iv) completion of the previously announced sale by the Company of certain net-leased commercial real estate properties to Realty Income Corporation (the “Net-Lease Transactions”); and (v) the completion of the redeployment of certain proceeds from the Net-Lease Transactions to acquire replacement properties for purposes of Section 1031 of the Internal Revenue Code (the “Like-Kind Exchanges”).

The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Merger has not been consummated on or before the outside date August 31, 2014, subject to extension under certain circumstances; (ii) if a final and non-appealable order is entered prohibiting or disapproving the transaction; (iii) upon a failure of either party to obtain approval of its shareholders; (iv) upon a failure to complete the Like-Kind Exchanges by the outside date; (v) upon a failure to complete the Net-Lease Transactions by the outside date; or (vi) upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied. The outside date of August 31, 2014 will be automatically extended in certain circumstances if the Company has not completed the Like-Kind Exchanges. The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay to Kite a termination fee of $43 million and/or reimburse Kite’s transaction expenses up to an amount equal to $8 million. Where termination is in connection with a failure to close the Net-Lease Transactions, the Company may be required to (i) reimburse Kite for its transaction expenses up to an amount equal to $8 million and (ii) pay Kite a termination fee of $3 million. The Merger Agreement also provides that, in connection with the termination of the Merger

Agreement under specified circumstances, Kite may be required to pay to the Company a termination fee of $30 million and/or reimburse the Company’s transaction expenses up to an amount equal to $8 million. Under certain circumstances, including upon payment of the applicable termination fee, either party is permitted to terminate the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior acquisition proposal.

Master Liquidity Event Agreement

Concurrently with the execution of the Merger Agreement, the Company entered into a Master Liquidity Event Agreement (the “Master Agreement’) with Inland Diversified Business Manager & Advisor, Inc. (the “Business Manager”), Inland Diversified Real Estate Services LLC, Inland Diversified Asset Services LLC, Inland Diversified Development Services LLC, Inland Diversified Leasing Services LLC (collectively the “Property Managers”), Inland Investment Advisors, Inc. and Inland Computer Services, Inc.

The Master Agreement provides that the liquidity event fee payable to the Business Manager by the Company upon the consummation of the Merger, pursuant to the terms of Third Amended and Restated Business Management Agreement, dated as of July 10, 2013, between the Business Manager and the Company (the “Business Management Agreement”), will be $10,235,000; provided, however, that the total amount of the liquidity event fee will be increased to up to $12,000,000 in the event that the Business Manager achieves certain cost savings thresholds for the Company prior to the Merger Effective Time. The Master Agreement also provides that the management fees payable to the Business Manager and the Property Managers pursuant to the terms of the Business Management Agreement and the Master Real Estate Management Agreements by and between the Company and the Property Managers (collectively, the “Property Management Agreements”) will be paid by the Company in accordance with past practice up to the Merger Effective Time, with such final payments subject to adjustment as necessary by Kite and the Business Manager and Property Managers following the Merger.

Pursuant to the Master Agreement, the Business Manager and the Property Managers agreed to waive the non-solicitation and, effective as of the Merger Effective Time, the non-hire provisions of the Business Management Agreement and the Property Management Agreements with respect to certain individuals employed by the Business Manager and the Property Managers in order to permit (i) the Company and Kite to engage in discussions with such individuals regarding the employment of such individuals with Kite, and (ii) Kite or its affiliates to hire such individuals following the Merger Effective Time.

Pursuant to the Master Agreement, the Business Management Agreement, the Property Management Agreements and certain other agreements by and between the Company and the Business Manager and the Business Manager’s affiliates will automatically terminate, or the Company will withdraw from such agreements, effective as of the Merger Effective Time.

The Master Agreement also provides for certain other agreements in order to facilitate the Merger. In the event that the Merger Agreement is terminated prior to the consummation of the Merger, the Master Agreement will automatically terminate and be of no further effect.

The foregoing descriptions of the Merger Agreement and the Master Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full text of the Merger Agreement as attached hereto as Exhibit 2.1 and the Master Agreement as attached hereto as Exhibit 99.1, each of which are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appears,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the inability to obtain stockholder approvals relating to the merger or the failure to satisfy the other conditions to completion of the merger, fluctuations in the per share price of Kite’s common shares, risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger, the effect of the announcement of the proposed merger on the Company’s and Kite’s relationships with their respective customers, tenants, lenders, operating results and businesses generally, the outcome of any legal proceedings relating to the merger, risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all, market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets, the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, competition for real estate assets and tenants, impairment charges, the availability of cash flow from operating activities for distributions and capital expenditures, the ability to refinance maturing debt or to obtain new financing on attractive terms, future increases in interest rates, actions or failures by Company’s and Kite’s respective joint venture partners, including development partners, factors that could affect the Company’s and Kite’s respective abilities to qualify as a real estate investment trust, and other factors detailed under “Risk Factors” in the Company’s and Kite’s respective most recent Form 10-Ks and subsequent Form 10-Qs on file with Securities and Exchange Commission.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed Merger. In connection with the Merger, the Company and Kite expect to prepare and file with the SEC a joint proxy statement and Kite expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by Kite. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.inlanddiversified.com, and copies of the documents filed by Kite with the SEC are available free of charge on Kite’s website at http://www.kiterealty.com.

Participants in the Solicitation

The Company and Kite and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders and Kite’s shareholders in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders and Kite’s shareholders in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on April 16, 2013. Information regarding Kite’s trustees and executive officers can be found in its definitive proxy statement filed with the SEC on April 8, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. These documents are available free of charge on the SEC’s website.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 9, 2014, among Inland Diversified Real Estate Trust, Inc., Kite Realty Group Trust, and KRG Magellan, LLC.*

99.1	Master Liquidity Event Agreement, dated February 9, 2014, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor Inc., Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC, Inland Diversified Development Services LLC, Inland Diversified Real Estate Services LLC, Inland Investment Advisors, Inc. and Inland Computer Services, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

February 12, 2014	By:	/s/ Steven T. Hippel
Name: Steven T. Hippel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 9, 2014, among Inland Diversified Real Estate Trust, Inc., Kite Realty Group Trust, and KRG Magellan, LLC.*

99.1	Master Liquidity Event Agreement, dated February 9, 2014, by and among Inland Diversified Real Estate Trust, Inc., Inland Diversified Business Manager & Advisor Inc., Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC, Inland Diversified Development Services LLC, Inland Diversified Real Estate Services LLC, Inland Investment Advisors, Inc. and Inland Computer Services, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

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